UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of report: August 25, 2016
(Date of earliest event reported)

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

Upon issuance of the Series A Preferred Stock (as defined in Item 5.03 below) on August 25, 2016, the ability of E*TRADE Financial Corporation (the “Company”) to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its junior stock became subject to certain restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for the payment thereof) on its Series A Preferred Stock.  “Junior stock” means any class or series of capital stock of the Company that ranks junior to the Series A Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Company.  Junior stock includes the Company’s common stock.  These restrictions are set forth in the Certificate of Designations establishing the terms of the Series A Preferred Stock, a copy of which is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 25, 2016, the Company amended its Amended and Restated Certificate of Incorporation with the filing of a Certificate of Designations with the Secretary of State of the State of Delaware, establishing the terms of the Company’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, liquidation preference $1,000 per share (the “Series A Preferred Stock”). A copy of the Certificate of Designations relating to the Series A Preferred Stock is filed as Exhibits 3.1 and 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On August 25, 2016, upon issuance of the Series A Preferred Stock, an amendment to the Amended and Restated Bylaws of the Company previously approved by the board of directors of the Company (the “Board”) became effective.  The amendment provides that the maximum size of the Board set by Section 2.02 thereof shall be subject to the rights of the holders of preferred stock of the Company to elect additional directors under specified circumstances. The text of the amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events

The Company’s sale of the shares of Series A Preferred Stock was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated August 16, 2016 between the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed in Schedule 1 thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated August 16, 2016 between the Company and Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed in Schedule 1 thereto

3.1	Certificate of Designations of the Company relating to the Series A Preferred Stock

3.2	Amendment to the Company’s Amended and Restated Bylaws

4.1	Certificate of Designations of the Company relating to the Series A Preferred Stock (see Exhibit 3.1)

4.2	Form of Certificate representing the Series A Preferred Stock

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date:	August 25, 2016	By:	/s/ Karl A. Roessner
			Name:	Karl A. Roessner
			Title:	Corporate Secretary